SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 20, 1998


                             APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


  Illinois                               0-26786             36-2777140
(State or other jurisdiction           (Commission         (IRS Employer
  of incorporation)                    file number)      Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL            60015
(Address of principal executive offices)                    (zip code)



Registrant's telephone number, including area code     847/374-4980



                                       N/A
          (Former name or former address, if changed since last report)

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

          Consolidated balance sheets of ITI Holdings, Inc. and subsidiary for the periods ending December 31, 1997, 1996 and 1995 and statements of operations, stockholders' deficit and cash flows for the years ended December 31, 1997 and 1996 and the period from September 1, 1995, to December 31, 1995.

(b)  Pro Forma financial information

          Unaudited Pro Forma Condensed Consolidated Financial Statements for APAC TeleServices, Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:     August 3, 1998                  APAC TELESERVICES, INC.


                                      By:  /s/ John I. Abernethy
                                          John I. Abernethy
                                          Chief Financial Officer



                                  EXHIBIT INDEX


EXHIBIT NUMBER                                                       PAGE NUMBER

 (99) 1. Consolidated balance sheets of ITI Holdings, Inc. and subsidiary for the periods ending December 31, 1997, 1996 and 1995 and statements of operations, stockholders' deficit and cash flows for the years ended December 31, 1997 and 1996 and the period from September 1, 1995, to December 31, 1995.


 (99) 2.  Unaudited Pro Forma Condensed Consolidated Financial
          Statements for APAC TeleServices, Inc.